UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: November 24, 2021

(Date of earliest event reported)

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-4928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853	56-0205520
333-259314-01	DUKE ENERGY CAROLINAS NC STORM FUNDING LLC (a Delaware limited liability company) 526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853	87-2284895

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Duke Energy Carolinas, LLC and Duke Energy Carolinas NC Storm Funding LLC furnished a Current Report on Form 8-K on November 24, 2021 and inadvertently attached an incorrect Exhibit 5.1 to such report. Duke Energy Carolinas, LLC and Duke Energy Carolinas NC Storm Funding LLC are furnishing this Current Report on Form 8-K/A to attach the correct Opinion of Hunton Andrews Kurth LLP with respect to legality as Exhibit 5.1. For convenience, Duke Energy Carolinas, LLC and Duke Energy Carolinas NC Storm Funding LLC are including hyperlinks to the other exhibits and repeating the text of the original report, except that references to Form 8-K have been replaced by references to this Form 8-K/A.

Item 8.01.	Other Events

On November 24, 2021, Duke Energy Carolinas NC Storm Funding LLC (the “Issuing Entity”) issued $237,210,000 of Series A Senior Secured Storm Recovery Bonds (the “Storm Recovery Bonds”), pursuant to an Indenture and Series Supplement (together, the “Indenture”), each dated as of November 24, 2021. The Storm Recovery Bonds were offered pursuant to the Prospectus dated November 17, 2021. In connection with this issuance of the Storm Recovery Bonds, Duke Energy Carolinas, LLC and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture between Duke Energy Carolinas NC Storm Funding LLC and the Indenture Trustee (including forms of the Senior Secured Storm Recovery Bonds) dated as of November 24, 2021
4.2	Series Supplement between Duke Energy Carolinas NC Storm Funding LLC and the Indenture Trustee, dated as of November 24, 2021
5.1	Opinion of Hunton Andrews Kurth LLP with respect to legality
8.1	Opinion of Hunton Andrews Kurth LLP with respect to tax matters
10.1	Storm Recovery Property Servicing Agreement between Duke Energy Carolinas NC Storm Funding LLC and Duke Energy Carolinas, LLC, as Servicer, dated as of November 24, 2021
10.2	Storm Recovery Property Purchase and Sale Agreement between Duke Energy Carolinas NC Storm Funding LLC and Duke Energy Carolinas, LLC, as Seller, dated as of November 24, 2021
10.3	Administration Agreement between Duke Energy Carolinas NC Storm Funding LLC and Duke Energy Carolinas, LLC, as Administrator, dated as of November 24, 2021
23.1	Consent of Hunton Andrews Kurth LLP (included as part of its opinions filed as Exhibit 5.1 and Exhibit 8.1)
99.1	Opinion of Hunton Andrews Kurth LLP with respect to U.S. and North Carolina constitutional matters
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DUKE ENERGY CAROLINAS, LLC

	By:	/s/ Robert T. Lucas III
Robert T. Lucas III
Dated: December 3, 2021		Assistant Secretary

DUKE ENERGY CAROLINAS NC STORM FUNDING LLC

	By:	/s/ Robert T. Lucas III
Robert T. Lucas III
Dated: December 3, 2021		Secretary